Exhibit 99.2

INUVO, INC.
(NYSE MKT: INUV) June 2012

FORWARD-LOOKING STATEMENT
Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934.
All forward-looking statements included in this presentation are based on information available to  Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2011 and most recent Form 10-Q.

ABOUT US
Inuvo®, Inc. (NYSE MKT: INUV), an Internet marketing and technology company specializing in browser-based consumer applications, managing networks of website publishers and operating specialty websites.
The Company operates amongst three distinctive business lines:
• Software Search
• Partner Programs
• Publisher Network

SOFTWARE SEARCH
APPROXIMATELY 50% OF ANNUAL REVENUE AND 35% GROSS MARGINS

• Websites - assist users in search, navigation, and information management
• alOt Appbar and Home Page search
 • Over 7.6 million worldwide users
 • Growing at 9% over 2 months
 • Expected to reach 10 million users by end of 2012
 • Recent market entries: Italy, Turkey, Russia, Argentina, Puerto Rico, Peru
 • Expected to generate quarter-on-quarter live user and revenue growth
 • Provides hundreds of free, simple-to-use applications including:
 • Entertainment, Games, and Media
 • Utilities such as Weather and Maps
 • Retail such as eBay and BargainMatch®
 • Monetizes search performed through its products
• Partnership with Google to distribute sponsored search advertisements
 • In 3rd 2 year contract with Google

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inuvo

SEARCH MARKET

Monetizing alOt Users
Economics
•$77,000 on daily Ad Spend
•Projected break even on LTV
in 5 months
•Target 35% Annual Return

PARTNER PROGRAMS
APPROXIMATELY 25% OF ANNUAL REVENUE AND 75% GROSS MARGINS

Consists of:
 • BargainMatch®
 • Display revenues
 • Affiliate programs
 • Data sales
 • BargainMatch®
 • Nearly 2,500 participating website, e-commerce, and retail partners
 • Cash-back incentives, comparison shopping, and coupon distribution
 • Display Revenues
 • Approximately $400,000 per month
 • Approximately 90% gross margin
 • Based on no incremental costs
 • Growing at or above live user base growth
• Partner Programs expected to fastest growing business unit at Inuvo

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AFFILIATE MARKET

Economics
•Receives a commission on all sales
 • Includes sales through in-app
 search
•Approximately 2,500 Affiliate Partners
•Affiliate partners featured on Appbar

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RURAL MARKET - LOCAL DEALS

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•Receive a percentage of
coupon sales

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inuvo

DISPLAY ADVERTISING

Economics
•Paid on an Effective CPM
•$400,000+ per month
•90% margin business based
on no incremental costs

- 2 year contract with **Yahoo!** and **Bing** for sponsored search advertisement distribution

  - **ValidClick** software ensures high quality traffic for greater revenues

- Inuvo owns and operates websites that monetize search revenues through its partnerships with the nation's largest search engines inuvo

PUBLISHER NETWORK
APPROXIMATELY 25% OF ANNUAL REVENUE AND 20% GROSS MARGINS

• Liaison between advertisers and Third Party Publishers
 • Facilitate performance-based advertising
 • Thousands of websites in the Publisher Network, from well known portals to independent blogs
• Inuvo receives pay-per-click/sale/lead revenue from advertisers

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MONETIZED
MONETIZED
Google
YAHOO!

inuvo

PUBLISHER NETWORK

COMPETITIVE ADVANTAGE

• Strong strategic relationships with market leaders Google and Yahoo!
• 7.6 million alOt Appbar users and growing
• Inuvo buy-side technology for customer acquisition is designed for increased return-on-
 investment
 • Currently spending $77,000 daily on customer acquisition targeting breakeven in 5 months and 35% annual return
• Integration of alOt Appbar and Home Page provide scale and distribution for Inuvo properties and applications
• Ownership of various web properties provides added business flexibility
 • Extensive traffic control capabilities
 • Enhance ad revenue optimization in pay-per-click (PPC) cost-per-action (CPA)
• Transitioning applications from alOt appstore to the mobile market
 o Dual mobile monetization methods from search and display advertising
• Diversified business model allows the Company to generate revenue from multiple sources
• Operational in 26 countries and 7 languages
 • Recent expansions into Russia, Turkey, Italy, Puerto Rico, Argentina, and Peru

INUVO’S WORLDWIDE PRESENCE

Marketed in 26 Countries in 7 Different Languages

INDUSTRY OVERVIEW

Market Size in Excess of $70 Billion
•Global Search Market is over $40 Billion
•Affiliate, Local Deals and Consumer Applications Market of $2.4 Billion,
Forecasted @ 20% CAGR
•Mobile internet usages accounts for 8% of the market, however it is rapidly expanding due to improved smart phone and tablet capabilities
•Global online display advertising marketing is expected to be $29.5 billion in
2012
Sources: Zenith Optimedia (a Publicis Groupe company) and BIA/Kelsey

GROWTH STRATEGY

Diversification
 Broad product portfolio allowing us to expand and capitalize on strategic partnerships across multiple products
New Product Development
 Ability to establish new products and services without heavy investment, and continually increase the number and diversity of app offerings in alOt app store
Penetration
 Continually increase our alOt appbar user base, currently at 7.6 million users, and garner new publisher and advertiser relationships
New Market Development
 Existing applications can be modified for mobile and tablet marketplace, and geographical expansion into new countries
Quality  search traffic and publisher partners
Quantity alOt users and small to mid-size publishers

SELECT MARKET AND FINANCIAL HIGHLIGHTS

Symbol:	(INUV)
Fiscal Year End	December 31st
52-Week Trading Range(1)	$0.48 - $4.49
Stock Price(1)	$0.71
Shares Outstanding	23.4 Million
Market Cap(1)	$16.6 Million
Analyst Coverage	Craig-Hallum
• Anticipates cash flow positive by the close of fiscal year 2012, after the one-time costs associated with the merger
• New Credit facility agreement with Bridge Bank (NASDAQ: BBNK) for up to $15 million
• Inuvo is expected to have operational savings of $2.9 million annually as a result of the recent merger
(1) as of June 8 2012

PEER VALUATION

Company Name	Symbol	Revenue (TTM) 3/31/2012*	Market Cap (6/8/2012)*	Market Cap/ Revenue
Inuvo, Inc. (Post Merger Pro Forma)	INUV	$56.5	$16.6	0.29
ValueClick, Inc.	VCLK	596.5	1360	2.28
Perion Network, LTD	PERI	37.4	39.1	1.05
Local.com Corp.	LOCM	87.2	49.7	0.57
Marchex, Inc.	MCHX	153.1	107.2	0.70
Digital Generation, Inc.	DGIT	353.6	333.9	0.94
Blucora, Inc.	BCOR	292.9	494.4	1.69
Demand Media, Inc.	DMD	331.6	716.1	2.16
IAC/InterActive Corp	IACI	2240	3690	1.65
Average	---	511.53	848.80	1.38
*All numbers in thousands.

MANAGEMENT TEAM

Peter Corrao, Chief Executive Officer
• More than 25 years of executive level management experience
• Served as CEO of Bluestreak.com, a digital marketing products and services company
• Served as President and CEO for Cogit Corporation, an online target marketing company
• 17 years at Advo Inc. President of National Accounts Marketing Division
• Graduate of Kellogg School of Management, AEMP, Northwestern University
Wally Ruiz, Chief Financial Officer
• Former CFO of SRI Surgical Express, a nationwide provider of healthcare services
• Served as CFO of several public and private companies
• MBA from Columbia University and a BS from St. John's University
• Certified Public Accountant and a Certified Information Technology Professional
Rob Roe, General Manager
• Former General Manager of Vertro’s Alot.com business before its merger with Inuvo
• Original Product Manager of alOt’s core software products
• Attended Columbia Business School MBA program and Graduate of Carleton College
Trey Barrett, SVP Corporate Strategy and Business Development
• Former Director of Interactive Media Products at Acxiom Corp. overseeing innovation and development of the Relevance-X product line
• 25 years of data driven direct marketing experience

INVESTMENT HIGHLIGHTS

• Reached Adjusted EBITDA positive in Q1 2012
• Expecting double digit quarter on quarter revenue growth throughout
 2012
• Trading at a valuation significantly lower than peers
• Software Search expected to grow to approximately 10 million users by the end of 2012, up from 7.0 million at the end of Q1
• International expansion fueling strong growth in user base
• 75% margin Partner Programs business expected to have high organic growth
• Expected to access over 132 million unique Internet users per month
• Strategic relationships with Yahoo! And Google

THANK YOU

Inuvo, Inc.
143 Varick Street
New York, NY 10013
www.inuvo.com
Peter Corrao, CEO & President
(212) 231-2000
peter.corrao@inuvo.com
Wally Ruiz, CFO
(646) 253-0617
wallace.ruiz@inuvo.com
Investor Relations
Alliance Advisors, LLC
420 Lexington Ave
Suite 855
New York, NY 10010
www.allianceadvisors.net
Alan Sheinwald, President
(914) 669-0222
asheinwald@allianceadvisors.net